CBC HOLDING (DELAWARE) INC.
                                           CHEMICAL BANKING CORPORATION
                                                  270 Park Avenue
                                          New York, New York  10017-2070



                                                     December 15, 1995



The Dai-Ichi Kangyo Bank, Limited
1-5, Uchisaiwaicho 1-Chome
Chiyoda-ku, Tokyo 100
Japan

The CIT Group Holdings, Inc.
1211 Avenue of the Americas
New York, New York  10036

                    Re:  Amendment to Stockholders' Agreement

Gentlemen:

     Reference is made to the Stockholders' Agreement, dated as of December 29, 1989 (the "Stockholders' Agreement"), among The Dai-Ichi Kangyo Bank, Limited, a Japanese corporation ("DKB"), Chemical Banking Corporation, a Delaware corporation ("Chemical"), as successor to Manufacturers Hanover Corporation, and The CIT Group Holdings, Inc., a Delaware corporation (the "Company"). Reference is also made to the letter agreement, of even date herewith, among CBC Holding (Delaware) Inc., a Delaware corporation and a wholly-owned subsidiary of Chemical ("CBC"), Chemical and DKB, pursuant to which DKB has agreed to purchase from CBC 200 shares (the "Shares") of common stock, par value $1.00 per share ("Common Stock"), of the Company (the "Purchase Agreement").

         In connection with the consummation of the purchase of the Shares and the other transactions contemplated by the Purchase Agreement, DKB, the Company, and Chemical (which for all purposes of this Amendment shall be deemed to mean and include, jointly and severally, Chemical and CBC and any other subsidiary of Chemical to which Chemical or CBC may transfer shares of Common Stock of the Company pursuant to Section 3.04 of the Stockholders' Agreement), hereby agree as follows:



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The Dai-Ichi Kangyo Bank, Limited
The CIT Group Holdings, Inc.
December 15, 1995
Page 2



     1. Chemical, DKB and the Company hereby acknowledge and agree that, in accordance with the provisions of Section 5.01 of the Stockholders' Agreement, upon consummation of the purchase and sale of the Shares contemplated by the Purchase Agreement, the Stockholders' Agreement shall terminate and be of no further force or effect, and, notwithstanding the provisions of said Section 5.01, neither party shall have any further rights or obligations under the Stockholders' Agreement, except for the rights and obligations of the parties under Sections 2.07(a), 2.08(a), 2.08(b)(i), 3.01, 3.02 (including, without limitation, DKB's rights of first refusal with respect to the remaining shares of Common Stock of the Company held by Chemical), 3.04, 3.05 and 3.07 thereof, and the restrictive legend requirement contained in Section 3.06 thereof, which provisions shall survive the termination of the Stockholders' Agreement, except that (a) DKB hereby waives and relinquishes any rights of first refusal it may have under Section 3.02 of the Stockholders' Agreement in connection with a sale by Chemical of its Common Stock pursuant to an underwritten public offering in accordance with the registration Rights Agreement referred to in paragraph 2 below and (b) Chemical hereby waives and relinquishes all of its rights under the Stockholders' Agreement, including without limitation, its rights of first refusal with respect to a transfer or sale or other disposition of any shares of Common Stock of the Company by DKB, except that, for so long as Chemical shall continue to hold all of the shares of Common Stock held by it immediately following the consummation of the sale of the shares contemplated by the Purchase Agreement, Chemical shall retain (i) its rights of first refusal under
Section 3.02 of the Stockholders' Agreement with respect to a sale of shares of Common Stock by DKB other than pursuant to a public offering if as a result of or at the time of such sale DKB shall hold less than 50% of the outstanding voting securities of the company and (ii) its preemptive rights under Section
3.05 of the Stockholders' Agreement in connection with additional issuances of Common Stock by the Company other than in respect of shares of Common Stock to be issued and sold by the Company in any public offering.

     2. Chemical agrees that Chemical will not, directly or indirectly, sell, transfer, pledge or otherwise dispose of or encumber (i) any of its shares of Common Stock of the Company, or (ii), without first complying with the provisions of Section 3.04 of the Stockholders' Agreement, any of its shares of any subsidiary of Chemical which may hold any shares of Common Stock of the Company, or, in the case of each of (i) and (ii) above, any direct or indirect interest therein (including, without limitation, any transaction involving securities directly or indirectly derivative thereof or the terms of which are determined in whole or in part by reference to any interest therein or results therefrom or any securities convertible into or exchangeable for shares of Common Stock of the Company or any shares of such subsidiary), for a period of five years after the date hereof without the prior written consent of DKB. DKB agrees to cooperate with Chemical in finding a mutually acceptable strategic investor to purchase such shares of Common Stock upon terms acceptable to all


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The Dai-Ichi Kangyo Bank, Limited
The CIT Group Holdings, Inc.
December 15, 1995
Page 3


     parties by the end of such five-year period. DKB and Chemical hereby acknowledge and agree that in the event that Chemical continues to hold its shares of Common Stock after five years from the date hereof, then Chemical (a) shall be entitled to registration rights with respect to such shares on the terms and conditions set forth in the Registration Rights Agreement, dated December 15, 1995, to be entered into between CBC and the Company concurrently herewith , and (b) shall not, directly or indirectly, sell, transfer, pledge or otherwise dispose of or encumber (i) any such shares of Common Stock or (ii), without first complying with the provisions of Section 3.04 of the Stockholders' Agreement, any of its shares of any subsidiary of Chemical which may hold any shares of Common Stock of the Company, or, in the case of each of (i) and (ii) above, any direct or indirect interest therein (including, without limitation, any transaction involving securities directly or indirectly derivative thereof or the terms of which are determined in whole or in part by reference to any interest therin or results therefrom or any securities convertibel into or, exchangeable for shares of common Stock of the Company or any shares of such subsidiary), except a sale of shares of Common Stock pursuant to the Registration Rights Agreement, without the prior written consent of DKB. In connection with any demand for registration of Chemical's shares of Common Stock pursuant to the Registration Rights Agreement, (i) Chemical agrees that it will provide to DKB a copy of its demand for registration (or notice of intent to demand registration as contemplated by Section 3(d) of the Registration Rights Agreement) concurrently with its delivery of such demand (or notice) to the Company and, if so requested by DKB or the Company, Chemical will cooperate with DKB and negotiate with DKB in good faith during the 60-day negotiation period contemplated by Section 3(d) of the Registration Rights Agreement, and (ii) DKB agrees to use its best efforts to cause the Company's Certificate of Incorporation to be amended in order to effect a share split so that Chemical's remaining shares of Common Stock can be sold in the registered public offering at an appropriate per share offering price as recommended by the managing underwriter for such offering.

         3. From and after the date hereof and for so long as Chemical shall continue to hold all of the shares of Common Stock held by it immediately following the consummation of the sale of the Shares contemplated by the Purchase Agreement, Chemical shall have the right to designate one director on the Company's Board of directors. DKB agrees to vote the Common Stock owned by it for the election of Chemical's designee to the Company's Board of Directors.

         4. Except as otherwise required by law, no party shall make any public disclosure regarding the terms of this Agreement or the transactions contemplated hereby without the prior written approval of the other party hereto.





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The Dai-Ichi Kangyo Bank, Limited
The CIT Group Holdings, Inc.
December 15, 1995
Page 4

         5. This Agreement contains the entire understanding between the parties hereto concerning the subject matter hereof, and the provisions hereof may not be modified, waived, terminated or altered except by an agreement in writing signed by each of the parties hereto. A waiver by either party of any of the terms or conditions of this agreement, or any breach thereof, shall not be deemed a waiver of such terms or conditions for the future or of any other term or conditions for the future or of any other term or condition hereof or of any consequent breach thereof.

         6. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law of such state.


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The Dai-Ichi Kangyo Bank, Limited
The CIT Group Holdings, Inc.
December 15, 1995
Page 5


         If the foregoing accurately sets forth our agreement, please so indicate by signing at the appropriate place below.

                                         Very truly yours,

                                         CHEMICAL BANKING CORPORATION



                                         By:
                                            ------------------------------------

                                         CBC HOLDING (DELAWARE) INC.



                                         By:
                                            ------------------------------------

Agreed to this 15th day of
December, 1995:

THE DAI-ICHI KANGYO BANK, LIMITED



By:
   ----------------------------------

THE CIT GROUP HOLDINGS, INC.



By:
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